REALOGY HOLDINGS CORP. SUBSIDIARIES             EXHIBIT 21.1

                         Jurisdiction of
    Name           Incorporation

Realogy Intermediate Holdings LLC	Delaware
Realogy Group LLC	Delaware
Access Title LLC	Delaware
Alpha Referral Network LLC	Texas
American Title Company of Houston	Texas
Apple Ridge Funding LLC	Delaware
Apple Ridge Services Corporation	Delaware
ATCOH Holding Company	Texas
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Bromac Title Services LLC	Delaware
Burgdorff LLC	Delaware
Burnet Realty LLC	Minnesota
Burnet Title Holding LLC	Minnesota
Burnet Title LLC	Minnesota
Burnet Title of Indiana, LLC	Indiana
Burrow Escrow Services, Inc.	California
Career Development Center, LLC	Delaware
Cartus Asset Recovery Corporation	Delaware
Cartus B.V.	Netherlands
Cartus Business Answers No. 2 Plc	United Kingdom
Cartus Corporation	Delaware
Cartus Corporation Limited	Hong Kong
Cartus Corporation Pte. Ltd.	Singapore
Cartus Financial Corporation	Delaware
Cartus Financing Limited	United Kingdom
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	United Kingdom
Cartus II Limited	United Kingdom
Cartus India Private Limited	India
Cartus Limited	United Kingdom
Cartus Management Consulting (Shanghai) Co., Ltd.	China
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Real Estate Consultancy (Shanghai) Co., Ltd.	China
Cartus Relocation Canada Limited	Canada
Cartus Relocation Hong Kong Limited	Hong Kong
Cartus Sarl	Switzerland
Cartus SAS	France
Cartus Services II Limited	United Kingdom
Cartus UK Plc	United Kingdom
Case Title Company	California
CB Commercial NRT Pennsylvania LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES

                         Jurisdiction of
    Name           Incorporation

Coldwell Banker Canada Operations ULC	Canada
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker LLC	Delaware
Coldwell Banker Pacific Properties LLC	Hawaii
Coldwell Banker Real Estate LLC	California
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Brokerage LLC	Delaware
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
Colorado Commercial, LLC	Colorado
Cornerstone Title Company	California
Cypress Title Corporation	California
Equity Title Company	California
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
Fairtide Insurance Ltd.	Bermuda
First Advantage Title, LLC	Delaware
First California Escrow Corporation	Delaware
First Place Title, LLC	Delaware
Franchise Settlement Services LLC	Delaware
Global Client Solutions LLC	Delaware
Guardian Holding Company	Delaware
Guardian Title Agency, LLC	Colorado
Guardian Title Company	California
Gulf South Settlement Services, LLC	Delaware
HFS.com Real Estate Incorporated	Delaware
HFS.com Real Estate LLC	Delaware
Home Referral Network LLC	Minnesota
Jack Gaughen LLC	Delaware
Keystone Closing Services LLC	Delaware
Lakecrest Title, LLC	Tennessee
Lincoln Title, LLC	Delaware
Market Street Settlement Group LLC	New Hampshire
Martha Turner Properties, L.P.	Texas
Martha Turner Sotheby’s International Realty Referral Company LLC	Texas
Mercury Title LLC	Arkansas
Metro Title, LLC	Delaware
Mid-Atlantic Settlement Services LLC	Maryland
MTPGP, LLC	Texas
National Coordination Alliance LLC	California
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES

                         Jurisdiction of
    Name           Incorporation

NRT Colorado LLC	Colorado
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Commercial Utah LLC	Delaware
NRT Development Advisors LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT Insurance Agency, Inc.	Massachusetts
NRT LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Referral Network LLC	Delaware
NRT Referral Network LLC	Utah
NRT Relocation LLC	Delaware
NRT Rental Management Solutions LLC	Delaware
NRT REOExperts LLC	Delaware
NRT Rental Management Solutions LLC	Delaware
NRT Settlement Services of Missouri LLC	Delaware
NRT Settlement Services of Texas LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Texas LLC	Texas
NRT Title Services of Maryland, LLC	Delaware
NRT Utah LLC	Delaware
NRT West Rents, Inc.	California
NRT West, Inc.	California
ONCOR International LLC	Delaware
Primacy Domestic Quarters LLC	Tennessee
Primacy Relocation Consulting (Shanghai) Co., Ltd.	China
Processing Solutions LLC	Texas
Quality Choice Title LLC	Delaware
Real Estate Referral LLC	Delaware
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Blue Devil Holdco LLC	Delaware
Realogy Cavalier Holdco LLC	Delaware
Realogy Co-Issuer Corp.	Florida
Realogy Franchise Group LLC	Delaware
Realogy Global Services LLC	Delaware
Realogy Licensing LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES

                         Jurisdiction of
    Name           Incorporation

Realogy Operations LLC	California
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Referral Associates of New England LLC	Massachusetts
Referral Network LLC	Florida
Referral Network Plus, Inc.	California
Referral Network, LLC	Colorado
Riverbend Title, LLC	Delaware
RT Title Agency, LLC	Delaware
Secured Land Transfers LLC	Delaware
Security Settlement Services, LLC	Delaware
Sotheby's International Realty Affiliates LLC	Delaware
Sotheby's International Realty Licensee LLC	Delaware
Sotheby's International Realty Referral Company Inc.	California
Sotheby's International Realty Referral Company, LLC	Delaware
Sotheby's International Realty, Inc.	Michigan
St. Joe Title Services LLC	Florida
St. Mary's Title Services, LLC	New Hampshire
TAW Holding Inc.	Texas
Texas American Title Company	Texas
The Masiello Group Closing Services, LLC	New Hampshire
The Sunshine Group, Ltd.	New York
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group LLC	Delaware
Title Resource Group Services LLC	Delaware
Title Resource Group Settlement Services, LLC	Alabama
Title Resources Guaranty Company	Texas
Title Resources Incorporated	Delaware
TRG Services, Escrow, Inc.	Delaware
TRG Settlement Services, LLP	Pennsylvania
True Line Technologies LLC	Ohio
Valley of California, Inc.	California
West Coast Escrow Company	California
World Real Estate Marketing LLC	Delaware

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

Access Title LLC	Advance Title United Title
Alpha Referral Network LLC	Referral Network
Better Homes and Gardens Real Estate LLC	BHGRE Franchisor LLC
Bromac Title Services LLC	Equity Closing Platinum Title & Settlement Services Platinum Title
Burgdorff LLC	Burgdorff ERA
Burnet Realty LLC	Burnet Financial Group Burnet Relocation Management Coldwell Banker Burnet Coldwell Banker Burnet Home Services Coldwell Banker Burnet Realty
Burnet Title Holding LLC	Burnet Title
Burnet Title LLC	Burnet Title Burnet Title of Wisconsin Commercial Title Resource Group Title Resource Group of Minnesota TRG Commercial TRG/Title Resource Group Commercial
CGRN, Inc.	The Referral Center
Coldwell Banker Commercial Pacific Properties LLC	Coldwell Banker Commercial Pacific Properties
Coldwell Banker Pacific Properties LLC	Coldwell Banker Pacific Properties Coldwell Banker Pacific Properties Real Estate School
Coldwell Banker Real Estate LLC	Coldwell Banker Commercial Affiliates
Coldwell Banker Real Estate Services LLC
Coldwell Banker Commercial NRT
Coldwell Banker Country Properties
Coldwell Banker Residential Brokerage
Coldwell Banker Sammis
Trylon Realty of Great Neck
Coldwell Banker Success Academy
First Choice Real Estate
National Homefinders
Signature Properties
Signature Properties of Long Island

Coldwell Banker Residential Brokerage Company	Coldwell Banker Residential Brokerage Coldwell Banker Strada
Coldwell Banker Residential Real Estate LLC
CB Commercial NRT
Coldwell Banker Commercial NRT
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate
Coldwell Banker West Shell
The Gold Coast School of Real Estate
Coldwell Banker Residential Group

Coldwell Banker Residential Referral Network
RNI
Referral Network
Referral Network, Inc.
National Real Estate Referral Group
National Real Estate Referral Associates
Coldwell Banker Residential Referral Network
Coldwell Banker Residential Referral Network
Inc.

First Place Title, LLC	Park Avenue Settlement Services, LLC
Guardian Title Agency, LLC	Coldwell Banker Settlement Services, LLC Frontier Title, LLC Network Title, LLC Rocky Mountain Title

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

HFS.com Real Estate LLC	HFS.com Homesforsale.com

Jack Gaughen LLC	Jack Gaughen ERA Jack Gaughen Realtor ERA R & L Appraisal Associates
Keystone Closing Services LLC
Century 21 Settlement Services
Coldwell Banker Settlement Services
ERA Settlement Services
Settlement Services of Pittsburgh
TRG Closing Services
Coldwell Banker Settlement Services of Pittsburgh
Coldwell Banker Settlement Services of Western Pennsylvania

Market Street Settlement Group LLC
Century 21 Settlement Services
Coldwell Banker New England Title
Coldwell Banker Settlement Services
Domain Settlement Services
ERA Settlement Services
Great East Title Services of Maine
Landmark Title
Lighthouse Title
Market Street Commercial Title Company
Market Street Lender Services
Market Street Settlement
Title Connection

Martha Turner Properties, L.P.	Martha Turner Sotheby’s International Realty
Mid-Atlantic Settlement Services LLC	Century 21 Settlement Services Coldwell Banker Mid-Atlantic Title Coldwell Banker Settlement Services ERA Settlement Services MASettlement Mid-Atlantic Settlement Services
National Coordination Alliance LLC
Gateway Settlement Services
Lakecrest Relocation Services
Landway Settlement Services
Mardan Settlement Services
Mardan Settlement Services Company
Mid South Relocation Services
National Coordination Alliance
Southern Equity Services
Texas American Relocation Services
TRG Vendor Management
TRG Vendor Management Company

NRT Arizona Commercial LLC	Coldwell Banker Commercial NRT
NRT Arizona LLC	Coldwell Banker Residential Brokerage

NRT Arizona Referral LLC	Coldwell Banker Residential Referral Network Coldwell Banker Residential Referral Associates
NRT Colorado LLC	Coldwell Banker Residential Brokerage
NRT Columbus LLC	Coldwell Banker Commercial NRT Coldwell Banker King Thompson Coldwell Banker Residential Brokerage
NRT Commercial LLC	Coldwell Banker Commercial NRT
NRT Commercial Utah LLC	Coldwell Banker Commercial NRT
NRT Development Advisors LLC	Coldwell Banker NRT Development Advisors Coldwell Banker Residential Brokerage
NRT Devonshire LLC	Coldwell Banker Devonshire Coldwell Banker Residential Brokerage Devonshire
NRT LLC	NRT of North Carolina LLC

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

NRT Mid-Atlantic LLC	Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage Coldwell Banker Vacations Coldwell Banker Residential Brokerage School of Real Estate
NRT Missouri LLC	Coldwell Banker Gundaker Laura McCarthy Real Estate
NRT New England LLC	Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage
NRT New York LLC
CH Commercial Real Estate Group
Citi Habitats
Citi Habitats America
Citi Habitats Marketing Group
Citi Move In Solutions
Corcoran Group Marketing
Corcoran Group Real Estate
Corcoran Sunshine Marketing Group
Corcoran Wexler Healthcare Properties
Metro Walls
Solofts
The Corcoran Group
The Corcoran Group Brooklyn
Citi Habitats New Developments

NRT Northfork LLC	Corcoran
NRT Philadelphia LLC	Coldwell Banker Commercial NRT Coldwell Banker Preferred
NRT Pittsburgh LLC	Coldwell Banker Commercial NRT Coldwell Banker Real Estate Services Coldwell Banker Residential Brokerage
NRT Referral Network LLC	National Real Estate Referral Associates National Real Estate Referral Group
NRT Settlement Services of Missouri LLC	National Exchange Company U.S. REO U.S. Title Guaranty Company U.S. Title Guaranty Company of St. Charles US National 1031 Exchange LLC US Title Guaranty Company
NRT Settlement Services of Texas LLC	Providence Title
NRT Sunshine Inc.	Corcoran Sunshine Marketing Group The Sunshine Group The Sunshine Group West
NRT Texas LLC	Coldwell Banker Commercial NRT Coldwell Banker Residential Brokerage DFW Real Estate Academy The Real Estate School, D/FW The Real Estate School, Dallas/Fort Worth
NRT Utah LLC	Coldwell Banker Residential Brokerage
NRT West Rents, Inc.	Coldwell Banker Rentz

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

NRT West, Inc.	Bertrando & Associates
C & C
Cashin Company
CB Rents
Coker & Cook
Coker & Cook Real Estate
Coker Ewing Cook & Cook
Coker-Ewing Real Estate Company
Coldwell Banker
Coldwell Banker Bertrando & Associates
Coldwell Banker Commerical
Coldwell Banker Commercial NRT West
Coldwell Banker Cornish & Carey
Coldwell Banker Cornish and Carey
Coldwell Banker Del Monte
Coldwell Banker Del Monte Realty
Coldwell Banker Fox & Carskadon
Coldwell Banker Northern California
Coldwell Banker Polley Polley Madsen
Coldwell Banker PPM
Coldwell Banker Property Management
Coldwell Banker Residential Brokerage
Coldwell Banker Residential Real Estate
Coldwell Banker Residential Real Estate NRT West
Coldwell Banker Residential Real Estate Services
Coldwell Banker Residential Real Estate Services of Northern California
Coldwell Banker TRI
Coldwell Banker/Valley of California
Cook & Cook Realtors
Cornish & Carey
Cornish & Carey Real Estate
Cornish and Carey
Cornish and Carey Real Estate
Cornish and Carey Residential
Del Monte
Del Monte Coldwell Banker Residential Real Estate
Del Monte Realty
Polley Polley Madsen
Tri Coldwell Banker
TRI Coldwell Banker Residential Real Estate
Valley
Valley of California

REALOGY HOLDINGS CORP. SUBSIDIARIES

Name Assumed Name

Real Estate Referral LLC	National Real Estate Referral Associates National Real Estate Referral Group
Real Estate Referrals LLC	Real Estate Referral Network
Referral Associates of New England LLC	National Real Estate Referral Associates National Real Estate Referral Group
Referral Network LLC	Coldwell Banker Referral Network
Referral Network Plus, Inc.	Referral Network Referral Network, Inc.
Riverbend Title, LLC	Riverbend Title Agency, LLC
RT Title Agency, LLC	Residential Title
Secured Land Transfers LLC	Keystone Title Services Keystone Transfer Services
Sotheby's International Realty, Inc.	Sotheby's International Realty Referral Company
St. Joe Title Services LLC	Century 21 Settlement Services ERA Settlement Services Florida Relocation Closing Services Short Trac Sunbelt Title Agency Title Resource Group Agency Triple Gold Settlement Services
Texas American Title Company	Century 21 Settlement Services Coldwell Banker Settlement Service Domain Settlement Services ERA Settlement Services
The Masiello Group Closing Services, LLC	Great East Title Services
Title Resource Group LLC	Resource Settlement Group LLC
Title Resource Group Settlement Services, LLC
Century 21 Settlement Services
Coldwell Banker Island Title Agency
Coldwell Banker Westchester Title Agency
Convenient Closing Services
Equity Closing
Equity Closing Services Group
ERA Settlement Services
Island Settlement Agency
Mid South Title Agency
Skyline Settlement Services
Skyline TRG Title Agency
TRG Skyline Title Agency
TRG Title Agency
TRG Title Services
Coldwell Banker Settlement Services

Title Resources Guaranty Company	Convenient Closing Services
TRG Settlement Services, LLP	Convenient Closing Services Mid South Title Agency Southern Title Southern Title Services TRG National Title Services Mardan Settlement Services
World Real Estate Marketing LLC	AdvisorRE